Commitments And Contingencies (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Participation payments	$ 1,354
Royalty payment rate	3.00%
Percent of grants received paid for by royalties	100.00%
Total commitment for royalties payable	1,210
Cost of revenues	4,350	4,091	2,918
Facilities rent expense	531	410	352
Gain contingency on breach of contract	7,000
Royalties Due to OCS [Member]
Cost of revenues	$ 58	$ 61	$ 17